UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    July 26, 2024
Commission File Number

CIRRUS LOGIC, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-17795	77-0024818
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

800 W. 6th Street	Austin,	TX		78701
(Address of Principal Executive Offices)				(Zip Code)

Registrant’s telephone number, including area code:			(512)	851-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value	CRUS	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 26, 2024, at the Annual Meeting of Stockholders (the “Annual Meeting”) of Cirrus Logic, Inc. (the “Company”), the stockholders, upon recommendation of the Board of Directors, approved the amendment and restatement of the Cirrus Logic, Inc. 2018 Long Term Incentive Plan, effective July 26, 2024 (the “LTIP” and, as amended and restated, the “Amended LTIP”). The Amended LTIP increased the number of shares of common stock of the Company reserved for issuance under the LTIP by an additional 2,670,000 shares. The Amended LTIP also extended the expiration date of the LTIP to July 26, 2034; modified the delegation language in the LTIP; and specified that the total number of shares that may be issued upon exercise of incentive stock options is the total number of shares authorized under the LTIP.

A description of the material terms of the Amended LTIP was set forth in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed with the Securities Exchange Commission on June 3, 2024 in the section entitled “Proposal No. 4 Approval of an Amendment and Restatement of the Company’s 2018 Long Term Incentive Plan.” The foregoing and the description in the Proxy Statement are not complete summaries of the terms of the Amended LTIP and are qualified by reference to the full text of the Amended LTIP, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on July 26, 2024. At the Annual Meeting, the Company’s stockholders voted on the following proposals described in detail in the Company’s Proxy Statement, dated June 3, 2024. Final voting results for each of the matters voted on at the meeting are set forth below.

Proposal One: Election of Directors.

Name	Votes For	Votes Withheld	Broker Non-Votes
Alexander M. Davern	44,314,764	242,680	3,821,232
John M. Forsyth	44,377,888	179,556	3,821,232
Raghib Hussain	43,344,591	1,212,853	3,821,232
Duy-Loan Le	43,988,131	569,313	3,821,232
Catherine P. Lego	43,094,085	1,463,359	3,821,232
William D. Mosley	44,391,368	166,076	3,821,232
David J. Tupman	43,250,256	1,307,188	3,821,232

Proposal Two: Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 29, 2025.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
46,218,773	2,080,735	79,168

Proposal Three: Advisory vote to approve named executive officer compensation.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
42,463,564	1,993,590	100,290	3,821,232
Proposal Four:
Proposal Four: Approval of an amendment and restatement of the Company's 2018 Long Term Incentive Plan.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
38,086,580	6,375,658	95,206	3,821,232

Proposal Five: Approval of an amendment and restatement of the Company's Certificate of Incorporation to permit officer exculpation.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
37,017,286	7,443,734	96,424	3,821,232

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibits are furnished with this Current Report on Form 8-K.

Exhibit No.    Description
10.1     Cirrus Logic, Inc. Amended and Restated 2018 Long Term Incentive Plan (incorporated by reference to Exhibit 1 to the Registrant's Definitive Proxy Statement filed with the Commission on June 3, 2024 (Registration Number 000-17795)).
104        Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIRRUS LOGIC, INC.

Date:	July 29, 2024	By:	/s/ Gregory S. Thomas
			Name:	Gregory S. Thomas
			Title:	Senior Vice President, General Counsel